TLGIT STKP2
TLGIT STKPZ

                              PROSPECTUS SUPPLEMENT
                               DATED JUNE 10, 1997

                             TEMPLETON REGION FUNDS
               Templeton Latin America Fund - Class I and Class II
                              dated August 1, 1996
                  Templeton Latin America Fund - Advisor Class
                              dated January 1, 1997

The discussion under "WHO MANAGES THE FUNDS? - PORTFOLIO MANAGEMENT" is amended by replacing the paragraphs regarding Templeton Latin America Fund with the following text:

The lead portfolio manager of Latin America Fund since June 1997 is Mark R. Beveridge. Mr. Beveridge is a senior vice president of Latin America Fund's Investment Manager. He holds a BBA in finance from the University of Miami. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a member of the South Florida Society of Financial Analysts and the International Society of Financial Analysts. Before joining the Templeton organization in 1985 as a security analyst, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He is currently a portfolio manager and research analyst with responsibility for appliances and household durables, industrial components, waste management and business and public services. He also has country coverage of Argentina.

Howard J. Leonard and Gary R. Clemons exercise secondary portfolio management responsibilities for Latin America Fund. Mr. Leonard is an executive vice president of Latin America Fund's Investment Manager. He holds a BBA in finance/economics from the Temple University School of Business Administration. Mr. Leonard is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia, the Financial Analysts Federation and the International Society of Security Analysts. Before joining the Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank, where he was responsible for equity and fixed-income research activities. Mr. Leonard also worked previously at Provident National Bank as a security analyst covering a variety of industries. Mr. Leonard currently manages both institutional and mutual fund accounts of global and international mandates. He has research responsibility for the non-U.S. forest products/paper and investment management industries, and also follows the following countries:
Brazil, Indonesia and Switzerland. Mr. Clemons is a senior vice president of Latin America Fund's Investment Manager. He holds a BS from the University of Nevada - Reno and an MBA with emphases in finance and investment banking from the University of Wisconsin - Madison. He joined Latin America Fund's Investment Manager in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Colombia, Norway, Peru and Sweden.